SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 6, 2000


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


     000-22609                                          84-1339282
--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)



1801 California Street                            Denver, Colorado      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

On July 6, 2000, the Registrant hosted a conference call for investors and financial analysts about its recently completed acquisition of U S WEST, Inc., a Delaware corporation ("U S WEST").

During the call, Joseph P. Nacchio, the Registrant's Chairman and Chief Executive Officer, stated that the Registrant expected that:

o The Registrant and U S WEST would meet their respective consensus of analysts' estimates for the quarter ended June 30, 2000.

o Pro forma capital expenditures in 2000 (for the Registrant and U S WEST combined) would be between $7.5 billion and $8.5 billion.

o The Registrant (combined with U S WEST) would have 2001 revenues of approximately $21 billion and EBITDA (earnings before interest, taxes, depreciation and amortization) of approximately $8.5 billion.

In response to a question regarding rumored transactions, Mr. Nacchio stated that the Registrant did not have any current intention of acquiring MCI WorldCom, Inc. or AT&T Corp.

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest and U S WEST, Inc. with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, failure to maintain rights of way, financial risk management and future growth subject to risks, adverse changes in the regulatory or legislative environment, and failure to achieve the synergies and financial results expected to result from the U S WEST acquisition timely or at all. This Current Report on Form 8-K includes or incorporates by reference analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: July 7, 2000          By: /s/ YASH A. RANA
                               --------------------------
                               Yash A. Rana
                               Associate General Counsel and Assistant Secretary


                                       3